KEATING CAPITAL

Equity Partners for Companies Primed to Become Public ®

Nasdaq: KIPO

www.KeatingCapital.com

January 11, 2012

Agenda

- Keating Capital Investment Thesis, Strategy and Focus
- Investing and Selling Discipline
- Stock Market Volatility
- U.S. IPO Market
- Distributions to Stockholders
- Portfolio Company Review
- Performance Scorecard
- Keating Capital in Perspective



Investment Thesis: Investors Pay a Premium for Liquidity

- Public companies are typically valued 2x higher than private companies with similar financial attributes; Wall Street jargon: “Liquidity Premium”
- Valuation arbitrage opportunity created when private companies are committed to and capable of becoming public
- Strategy: Buy privately, sell publicly, capture the difference



Sales
Expenses
Profits
Private
"Liquidity Premium"
Sales
Expenses
Profits
Public

Investment Strategy

- Keating Capital's investment objective is to maximize capital appreciation
- We attempt to achieve this objective through equity investments in later-stage, typically venture capital backed, micro-cap and small-cap portfolio companies
- Keating Capital is not focused on investments generating current yield / dividends
- Keating Capital stockholders derive return principally from distributions of net capital gains realized on sale of positions (net of incentive fees and operating expenses)
- Distributions to be made at least annually per our stated distribution policy
- Allows individual investors to participate in a private company's later stage, pre-IPO financing round — an opportunity historically reserved for institutional investors (such as venture capital funds)
- Keating Capital investment lifecycle typically 3 years (although we have discretion to hold securities for a longer period) compared to 7-10 years for typical venture capital fund

Investment Focus

- High risk/high return strategy focused on investments in pre-IPO companies with private enterprise values between $100 million and a $1 billion that meet core investment criteria:
  - **Revenue**: $10 million+ in trailing 12 months
  - **IPO timing**: within 18 months from date of investment
  - **Potential return**: expectation of 2x return once the company is publicly traded over an anticipated 3-year holding period
- These core criteria are the primary basis for making investment decisions; however, we may not require each portfolio company to meet all of these core criteria
- Manage portfolio of 20 positions, which when mature will typically consist of:


1/3
Publicly Traded
1/3
Private
1/3
Filed for IPO

Investing Discipline

- Focused on potential 2x return over 3-year holding period
- Keenly aware of cyclical valuation bubbles in late stage venture investing
- Attempt to avoid high profile deals with unjustified valuations
- Focus on companies most ready and committed to go public when IPO windows open
- Negotiate structural protections (i.e., special IPO conversion provisions), whenever possible

Selling Discipline

- Sales of portfolio company positions intended to be made during the 12 months following the lockup expiration
- Sales are not automatic upon expiration of post-IPO lockup period (but will consider selling shares in the IPO as a selling stockholder, if allowed)
- Additional shares may be acquired in open market transactions in limited circumstances (i.e., where our initial investment amount was restricted)
- Factors that we may consider include, but are not limited to, the following:
  - The target price determined by our investment adviser based on its business judgment of intrinsic value
  - The application of public company multiples and our proprietary analysis of a variety of operating metrics for each portfolio company
  - Other factors including overall market conditions, industry cyclicality, or issues specific to the portfolio company

Stock Market Volatility



Dow Jones Industrial Average
Each dot represents the percentage change from the previous day
RECESSION
12%
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2011: 4th most volatile year (as measured by 100 point swing in Dow Jones Industrial Average) since 1987
Source: The Wall Street Journal, "Dow 100-Pointers Add Up, But Still Can't Surpass 2008's Record," December 28, 2011
269 points
The average daily difference between intraday high and low since Aug. 1
136 above
The number of days the Dow has closed above or below 12000
113 below
37
Days this year that the Dow moved +/- 200 points or more
DJIA 2011
6%
5
4
3
2
1
0
J
F
M
A
M
J
J
A
S
O
N
D
One-Way Days
Number of days in which more than 90% of the S&P 500 stocks moved together
= 1 day
J F M A M J J A S O N D
CBOE Volatility Index
50
40
30
20
10
0
J
F
M
A
M
J
J
A
S
O
N
D
Sources: WSJ Market Data Group; Birinyi Associates (One-Way Days)

Constellation of Select 2011 IPOs

Volatility for recent IPOs exists – even without overall market volatility

A Constellation of Companies

A look at how more than 100 U.S.-listed IPOs have performed since they started trading this year.



80%
60
40
20
0
-20
-40
-60
-80
TOTAL RETURN
GNC HOLDINGS
LINKEDIN
DUNKIN' BRANDS
GROUPON
KINDER MORGAN
ZYNGA
HCA HOLDINGS
BANK UNITED
ZIPCAR
YANDEX
PANDORA
RENREN
MARKET CAP AT IPO
$20 billion
$10 billion
$1 billion
FIRST QUARTER
SECOND QUARTER
THIRD QUARTER
FOURTH QUARTER

Notes: Excludes IPOs with an initial market capitalization of less than $50 million, closed-end funds and special-purpose acquisition companies. Total return figures are through Dec. 15.

Source: RenaissanceCapital.com

About 2/3 of companies that went public in the U.S. in 2011 were trading below their IPO prices as of 12/15/11

KEATING CAPITAL

Consequences of Investor Impatience

Investor patience rewarded with full fund return derived from commitment to manager's strategy despite market swings


Asset Weighted 5-year Investor Return
Average 5-year Total Fund Return
Success Rate: % of Total Return Experienced by Average Investor
Buy high + sell low = investor underperformance over market cycles
Investment Return
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0
Success Rate
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0
U.S. Equity Funds
Int'l. Equity Funds
Balanced
Taxable Bond
Municipal
All Funds

Source: Morningstar, data through 12/31/2009

*** These returns are not in any way related to, or indicative of, the expected returns for Keating Capital. Past performance is not indicative of future results.**

KEATING CAPITAL

U.S. IPO Market: Last 10 Years

Recovery in U.S. IPO market since 2009 continued through H1 2011; Europe and U.S. debt crisis stalled the market in H2 2011



U.S. IPO Proceeds Raised
Number of U.S. IPOs
Proceeds (US$ billion)
Number of IPOs
$50
$40
$30
$20
$10
0
250
200
150
100
50
0
$23.7
70
$15.4
70
$42.8
216
$33.7
192
$42.2
196
$49.0
214
$24.5
31
$21.9
63
$38.7
154
$36.3
125
Number of companies in registration for IPOs
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
U.S. IPO pipeline of nearly 200 companies in registration – highest level since 2000

Source: RenaissanceCapital.com. U.S. statistics include IPOs with a market cap of at least $50 million and exclude closed-end funds and SPACs

2011 U.S. IPO Market Key Takeaways

Positives	Negatives
✦ Proceeds fell only 6% to $36.3 billion* ✦ 24 Internet companies went public, most to do so in more than a decade ✦ Proceeds raised by private equity-backed IPOs more than doubled ✦ 4 of 5 largest U.S. Internet IPOs ever raised $2.4 billion	✦ 125 IPOs, down from 154 in 2010* ✦ Over 60% of the IPOs completed in H1 '11 ✦ 2/3 of IPOs ended the year below their IPO prices ✦ 51 VC-backed IPOs in 2011, still 41% below 2007 levels

Sources: "Global IPO Review," Renaissance Capital IPO Intelligence, December 21, 2011
*U.S. statistics include IPOs with a market cap of at least $50 million and exclude closed-end funds and SPACs

Historical Importance of Dividends to Overall Stock Market Returns

According to a recent article by Josh Peters:

- Nearly 90% of historical stock market returns are explained by dividends
- During the past 65 years, dividend income accounted for 36% of total returns of the stock market; dividend growth accounted for another 53%
- The value of a stock is derived from its anticipated future dividend payments
- Dividends, and only dividends, provide returns that are always positive and paid in cash


11%
Appreciation
36%
Dividend Income
89%
53%
Dividend Growth

Source: Josh Peters, "Wall Street's Myths Debunked," Morningstar DividendInvestor, December 19, 2011

Keating Capital Distribution Policy

- Net realized capital gains (net of incentive fees and operating expenses) expected to be distributed to stockholders at least annually
- Distributions will be based on annual net realized capital gains at the portfolio level, not after the sale of each portfolio company position
- Policy considerations include, among others:
  - Provide a meaningful return on investment to stockholders
  - Maintain the fund's assets at an optimum level to make future investments in new portfolio companies
  - Provide opportunity for current and future stockholders to derive the targeted 2x return potential across continuing investment lifecycles

Characterization and Treatment of Distributions to Keating Capital Stockholders

- Keating Capital must distribute net realized capital gains annually (with any retained amounts subject to corporate-level tax)
- Distributions of net realized capital gains will be made at least annually (net of incentive fees paid to our investment adviser and fund operating expenses)
- Amounts retained to pay incentive fees and operating expenses (in part or in whole) will be treated as a deemed distribution to stockholders
- Deemed distribution amounts will generally be taxable to stockholder (if shares held in taxable account), but stockholder entitled to tax credit for corporate tax paid

Keating Capital Portfolio Companies

Publicly Traded	Filed for IPO	Private			
$1,000,000 solazyme Solazyme, Inc. (Nasdaq: SZYM) July 2010	$4,000,000 CORSAIR Corsair Components, Inc. (Nasdaq: CRSR Pending) July 2011	$4,000,000 agilyx Agilyx Corporation December 2011	$3,000,000 TRUECar TrueCar, Inc. September 2011	$4,000,000 TREMOR VIDEO Tremor Video, Inc. September 2011	$1,300,000 KABAM play for real. Kabam, Inc. August 2011
		$4,000,000 METABOLON Metabolon, Inc. August 2011	$3,000,000 xtime Xtime, Inc. June 2011	$2,500,000 Suniva Suniva, Inc. March 2011	$2,500,000 HARVEST Superpowered. Harvest Power, Inc. March 2011
$1,000,000 NeoPhotonics Innovation through Integration NeoPhotonics Corporation (NYSE: NPTN) January 2010	$2,500,000 BrightSource BrightSource Energy, Inc. (Nasdaq: BRSE Pending) February 2011		$2,000,000 MBAPOLYMERS MBA Polymers, Inc. February 2011	$500,000 livescribe Livescribe, Inc. July 2010	

Perspective on Portfolio Company Holding Periods

From timing perspective, Keating Capital is operating consistent with investment strategy

Portfolio Company Status	Target Time Per Phase	Cumulative Target Time in Portfolio (Months)	Average Time In Portfolio (Months)	Dollar-Weighted Time In Portfolio (Months)
Private	12 months (to file for IPO)	12	5.1	3.5
Filed for IPO	6 months (to complete IPO)	18	4.9	4.4
Publicly Traded	18 months (to dispose)	36	17.3	17.3
All Companies			7.0	4.5

Based on portfolio company holdings as of September 30, 2011

Performance Scorecard: Portfolio Company Phase Completion

As of September 30, 2011 (unless otherwise noted)

Goal	Performance Metric	Performance Status	Score
Fully invested with portfolio of 20 companies (with an approximate cash reserve of $10 million for future operating expenses)	Within 12 – 24 months after the conclusion of the public offering (which ended on June 30, 2011)	✦ 14 companies in portfolio as of 9/30/11 (average investment of $2.2 million per company) ✦ Expect to reach 20 companies between by Q2 2012	***On track***
Progression of portfolio company to IPO	File registration within 12 months of investment	✦ NPTN filed within 3 months ✦ SZYM filed within 8 months ✦ BrightSource filed within 3 months ✦ Corsair had filed prior to investment ✦ Livescribe – longest hold without filing at 15 months ✦ Average holding period for private companies not filed at 5 months (dollar weighted average 3 months)	***On track*** Comments: ✦ 2 portfolio companies have not filed for IPO within 12 months of investment ✦ 2 other portfolio companies not likely to file for IPO within 12 months of investment
	Complete IPO within 18 months of investment	✦ NPTN completed IPO within 12 months ✦ SZYM completed IPO within 11 months	***On track*** Comments: ✦ Corsair pending IPO registration ✦ BrightSource pending IPO registration
Sale of public company positions	Fully liquidate within 36 months of investment	✦ No portfolio company dispositions in 2011 ✦ Investment adviser reviewing eligible positions on a continuous basis relative to selling discipline	***On track*** Comments: ✦ NPTN in portfolio 20 months since investment ✦ SZYM in portfolio 15 months since investment

Performance Scorecard: Capital Gains and Distributions

As of September 30, 2011 (unless otherwise noted)

Goal	Performance Metric	Performance Status	Score
Targeted 2x unrealized return at IPO	Achieve targeted unrealized return at time of IPO	For public portfolio companies that have gone public, unrealized return at time of IPO: ✦ NPTN: 1.8x ✦ SZYM: 2.0x	***On track*** Comments: ✦ 6 non-public portfolio companies have some structural protection (e.g., special IPO conversion rights)
Attempt to realize targeted 2x return upon sale	Average selling price generates targeted return	As of 12/30/11, the closing price and cost per share for our public company portfolio positions were: ✦ NPTN: Closing price $4.58 (cost $6.25) ✦ SZYM: Closing price $11.90 (cost $8.86)	***Not on track*** Comments: ✦ Market volatility ✦ Industry secular trends ✦ Continued selling discipline to targeted 2x return
Distribution of net realized capital gains (net of incentive fees and operating expenses)	At least annually	✦ No net realized capital gains in 2011 (because no dispositions)	***On track*** Comments: ✦ NPTN & SZYM both within 36 month investment lifecycle ✦ One-time distribution of unrealized appreciation at NPTN's IPO in February 2011 to reward early investors in public offering

Keating Capital in Perspective

Do Focus On

- **The absolute level of annual distributions and resulting return on investment**
- The absolute level of NAV each quarter and change YTD
- The number of companies in the portfolio and the ongoing ability to source and add 5 -10 qualified companies per year
- The percentage of portfolio companies pricing IPOs within defined 18-month time target
- At the time of each IPO, whether unrealized return based on IPO price meets targeted 2x return potential
- Whether sales of portfolio companies occur within targeted 3-year time period and achieve targeted 2x return

Do **NOT** Focus On

- Keating Capital's stock price on a day-to-day basis (because the primary source of an investor's return is derived from distributions of net realized capital gains)
- Negative news events for particular sectors or individual portfolio companies (because (i) ***every*** company and sector will have bad news from time to time; and (ii) diversification and any structural protections will mitigate overall portfolio risk)
- Stock prices of our portfolio companies once they become publicly traded (because they will almost ***always*** be quite volatile even in times when market volatility may be low)
- Whether we are selling or buying any particular stock within a quarter (because we will typically not report such operations or respond to queries about the same)

Equity Partners for Companies Primed to Become Public ®

Nasdaq: KIPO

www.KeatingCapital.com

Margie L. Blackwell
Investor Relations Director
(720) 889-0133
mb@keatinginvestments.com